                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 July 24, 1996

                      Roberts Pharmaceutical Corporation
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    New Jersey                      1-10432                    22-2429994
- -----------------                -------------               --------------
 (State or other                  (Commission                (IRS Employer
  jurisdiction                    File Number)               Identification
of incorporation)                                                Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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          (Address of principal executive office, including zip code)

       Registrant's telephone number, including area code: (908)389-1182

- --------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         -------------

      On July 24, 1996, Roberts Pharmaceutical Corporation announced that inventory is in place for the near-term Canadian launch of Advantage 24(R), a vaginally delivered contraceptive gel.

      Advantage 24 broadens the women's health-care, product line marketed by Roberts Pharmaceutical Canada which includes Replens(R), a vaginal moisturizer, Estrace(R), for estrogen replacement therapy, RIMSO-50(R), for interstitial cystitis, GLAXAL(R) Base, a moisturizing cream, Prenavite(R), a prenatal vitamin supplement, and Trandate(R) injection, which is often used to treat hypertension in pregnant women.

      Advantage 24, which Roberts will introduce into the over-the-counter Canadian marketplace, employs a patented Bioadhesive Delivery System to disperse nonoxynol-9, a widely used spermicide. Based on its favorable safety profile, Advantage 24 is the only such product to be selected by the United Nations Global Program on HIV/AIDS (UNAIDS)for major international study for the prevention of the heterosexual transmission of sexually transmitted diseases including the human immunodeficiency virus (HIV).



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Roberts Pharmaceutical Corporation
                                              ----------------------------------
                                                        (Registrant)

                                              By: /s/ Anthony A. Rascio
                                                 -------------------------------
                                                  Anthony A. Rascio
                                                  Vice President

Date:  July 26, 1996